Motley Fool Mid-Cap Growth ETF
Schedule of Investments
November 30, 2024 (Unaudited)

COMMON STOCKS - 98.7%	Shares	Value
Aerospace & Defense - 5.1%
Axon Enterprise, Inc. (a)	18,074	$11,693,155

Air Freight & Logistics - 2.9%
GXO Logistics, Inc. (a)(b)	107,899	6,563,496

Automobile Components - 2.9%
Gentex Corp.	219,941	6,721,397

Biotechnology - 3.8%
BioMarin Pharmaceutical, Inc. (a)	66,890	4,416,747
Ultragenyx Pharmaceutical, Inc. (a)	92,147	4,388,961
		8,805,708

Building Products - 2.4%
Trex Co., Inc. (a)	73,642	5,525,359

Capital Markets - 6.6%
Morningstar, Inc.	14,986	5,307,292
StoneX Group, Inc. (a)	95,209	9,878,886
		15,186,178

Chemicals - 2.2%
Eastman Chemical Co.	48,541	5,083,214

Financial Services - 5.1%
Toast, Inc. - Class A (a)(b)	268,811	11,704,031

Ground Transportation - 3.5%
RXO, Inc. (a)(b)	268,886	8,106,913

Health Care Equipment & Supplies - 10.0%
Cooper Cos., Inc. (a)	73,133	7,639,473
DexCom, Inc. (a)	79,040	6,164,330
Globus Medical, Inc. - Class A (a)(b)	106,903	9,151,966
		22,955,769

Health Care Providers & Services - 3.6%
HealthEquity, Inc. (a)(b)	81,739	8,299,778

Health Care REITs - 1.5%
Alexandria Real Estate Equities, Inc. (b)	31,762	3,501,125

Insurance - 8.9%
Brown & Brown, Inc.	119,064	13,466,139
Goosehead Insurance, Inc. - Class A (a)(b)	56,269	7,096,646
		20,562,785

Life Sciences Tools & Services - 2.9%
Waters Corp. (a)(b)	17,280	6,647,962

Professional Services - 6.8%
Broadridge Financial Solutions, Inc.	44,274	10,449,549
TransUnion	49,930	5,067,895
		15,517,444

Real Estate Management & Development - 2.2%
CoStar Group, Inc. (a)(b)	61,300	4,986,142

Software - 13.3%
Alarm.com Holdings, Inc. (a)	100,395	6,539,730
Guidewire Software, Inc. (a)	33,225	6,741,020
QXO, Inc.	290,847	4,839,694
Tyler Technologies, Inc. (a)	19,808	12,462,600
		30,583,044

Specialized REITs - 3.3%
SBA Communications Corp.	33,019	7,470,549

Specialty Retail - 1.8%
Tractor Supply Co. (b)	14,229	4,036,340

Trading Companies & Distributors - 9.9%
Fastenal Co.	100,924	8,433,209
Herc Holdings, Inc.	31,899	7,400,568
Watsco, Inc. (b)	12,440	6,861,904
		22,695,681
TOTAL COMMON STOCKS (Cost $130,887,243)		226,646,070

SHORT-TERM INVESTMENTS - 19.7%		Value
Investments Purchased with Proceeds from Securities Lending - 19.7%	Units
Mount Vernon Liquid Assets Portfolio, LLC, 4.93% (c)	45,336,146	45,336,146
TOTAL SHORT-TERM INVESTMENTS (Cost $45,336,146)		45,336,146

TOTAL INVESTMENTS - 118.4% (Cost $176,223,389)		271,982,216
Liabilities in Excess of Other Assets - (18.4)%		(42,227,071)
TOTAL NET ASSETS - 100.0%		$229,705,145
two		–%
Percentages are stated as a percent of net assets.		–%

The Global Industry Classification Standard ("GICS®") was developed by and/or is the exclusive property of MSCI, Inc. ("MSCI") and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

REIT - Real Estate Investment Trust

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan as of November 30, 2024. The total market value of these securities was $44,255,941 which represented 19.3% of net assets.
(c)	The rate shown represents the 7-day annualized effective yield as of November 30, 2024.

Summary of Fair Value Disclosure as of November 30, 2024 (Unaudited)

Motley Fool Mid-Cap Growth ETF has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of November 30, 2024:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$226,646,070	$–	$–	$226,646,070
Investments Purchased with Proceeds from Securities Lending(a)	–	–	–	45,336,146
Total Investments	$226,646,070	$–	$–	$271,982,216

Refer to the Schedule of Investments for further disaggregation of investment categories.

(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amount of $45,336,146 presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.